UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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[  ] Definitive Information Statement

Madison Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

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MADISON TECHNOLOGIES, INC.

450 Park Avenue, 30th Floor

New York, New York

NOTICE OF CORPORATE ACTION TAKEN BY WRITTEN CONSENT

OF A MAJORITY OF THE SHAREHOLDERS IN LIEU OF A SPECIAL MEETING

NOTICE IS HEREBY GIVEN to inform the holders of record of shares of the capital stock of Madison Technologies, Inc., a Nevada corporation (the “Company,” “we,” “us,” or “our”), that holders representing 92.5% of our voting capital stock, have executed a written consent in lieu of a special meeting of shareholders on May 17, 2021, to approve the following actions (the “Proposals”) without a meeting of shareholders in accordance with Section 78.320 of the Nevada Revised Statutes of the State of Nevada (the “NRS”):

1.	The amendment and restatement of the Company’s Articles of Incorporation to increase the Company’s authorized common stock from 500,000,000 shares to 6,000,000,000 shares.

2.	To amend our Articles of Incorporation to change the name of the Company from “Madison Technologies, Inc.” to “Go.Tv, Inc.”

No action is required by you to effectuate these actions. The accompanying Information Statement is furnished only to inform our shareholders of the actions described above before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The enclosed information statement contains information pertaining to the matters acted upon.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTERS WHICH WILL BE DESCRIBED HEREIN

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF MORE THAN A MAJORITY OF OUR OUTSTANDING SHARES ENTITLED TO VOTE HAVE VOTED TO AUTHORIZE THE CORPORATE ACTION. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

By Order of the Board of Directors,

Philip A. Falcone
Chief Executive Officer
[__], 2021

MADISON TECHNOLOGIES, INC.

450 Park Avenue, 30th Floor

New York, New York

INFORMATION STATEMENT

Date first mailed to shareholders: [__], 2021

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ABOUT THIS INFORMATION STATEMENT

This information statement (the “Information Statement”) has been filed with the Securities and Exchange Commission (“SEC”) and is being mailed or otherwise furnished to the registered shareholders of Madison Technologies, Inc., a Nevada corporation (the “Company,” “we,” or “us”), solely for the purpose of informing you, as one of our shareholders on the Record Date (as defined below), in the manner required under Regulation 14(c) promulgated under the Exchange Act, that the holders of a majority of the voting power of our issued and outstanding common stock have executed a written consent approving certain corporate actions described herein. All of these corporate actions described herein have also been approved by the Company’s board of directors (the “Board”).

Shareholders holding approximately 92.5% of our voting capital stock on May 17, 2021, executed a written consent approving the Amendment on May 17, 2021.

May 19, 2021 is the record date (“Record Date”) for the determination of shareholders who are entitled to receive this Information Statement.

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify the Company’s shareholders as of the close of business on the Record Date of corporate actions taken by a majority of our voting capital stock entitled to vote on the action. Shareholders holding a majority of our voting capital stock have voted in favor of the proposals set forth herein.

WHO IS ENTITLED TO NOTICE?

With regard to the proposals contained herein, each holder of outstanding shares of the Company’s common stock on the close of business on the Record Date is entitled to notice of the matters voted on by the shareholders. The FFO I Trust, the holder of 100 shares of Series B Preferred Stock and 400 shares of Series E Convertible Preferred Stock, and the FFO II Trust, the holder of 400 shares of Series E Convertible Preferred Stock, held the authority to votes cast, which constitute in excess of fifty percent (50%) of the Company’s outstanding voting power and have voted in favor of the proposals herein. Under Nevada law, shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of our voting capital stock entitled to vote, in lieu of a meeting of the shareholders.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

As of the Record Date, our authorized capitalization consisted of 500,000,000 shares of Common Stock, of which 23,472,565 shares of Common Stock were issued and outstanding, 50,000,000 shares of preferred stock, par value $0.001 per share, of which 24,972,565 are issued and outstanding. Of the Preferred Stock that is outstanding, 100,000 shares have been designated as Series A Convertible Preferred Stock, of which 0 shares of Series A Convertible Preferred Stock were issued and outstanding, 100 shares has been designated as Series B Preferred Stock, of which 100 shares of Series B Preferred Stock were issued and outstanding, 10,000 shares have been designated as Series C Convertible Preferred Stock, of which 0 shares of Series C Convertible Preferred Stock were issued and outstanding, 230,000 shares has been designated as Series D Preferred Stock, of which 230,000 shares of Series D Preferred Stock were issued and outstanding,1,000 shares have been designated as Series E Convertible Preferred Stock, of which 1,000 shares of Series E Convertible Preferred Stock were issued and outstanding, 1,000 shares has been designated as Series F Preferred Stock, of which 1,000 shares of Series F Preferred Stock were issued and outstanding, and 3,000 shares has been designated as Series G Preferred Stock, of which 0 shares of Series G Preferred Stock were issued and outstanding.

Holders of our common stock are entitled to one vote for each share on all matters to be voted on by our shareholders. Holders of our common stock have no cumulative voting rights. They are entitled to share ratably in any dividends that may be declared from time to time by the Board of Directors in its discretion from funds legally available for dividends. Holders of our common stock have no preemptive rights to purchase our common stock.

Series B Convertible Preferred Stock has the right to vote together with the holders of the Common Stock, as a single class, upon all matters submitted to holders of Common Stock for a vote. The shares of Series B Preferred Stock will carry a number of votes equal to 51% (representing majority voting power) of all voting shares of every class, including 51% of all of the issued and outstanding shares of common stock on the date of any shareholder vote, such that the holders of Series B Preferred Stock shall always possess the majority of voting rights, and shall always out vote all holders of Common Stock. Holders of our Series D Preferred Stock and Series F Preferred Stock do not have voting rights. Holders of our Series E Preferred Stock and Series G Preferred Stock vote on an as converted basis.

WHAT CORPORATE MATTERS WERE APPROVED?

Shareholders holding a majority of our voting capital stock have voted in favor of the proposals:

The amendment and restatement of the Company’s Articles of Incorporation to increase the Company’s authorized common stock from 500,000,000 shares to 6,000,000,000 shares.

The amendment the Company’s Articles of Incorporation to change the name of the Company from “Madison Technologies, Inc.” to “Go.Tv, Inc.”

The foregoing proposals have been approved and are discussed in further detail below.

WHAT VOTE IS REQUIRED BY SHAREHOLDERS TO APPROVE THE PROPOSALS

No further vote is required for approval of the proposals.

APPROVAL OF THE CORPORATE ACTION

Section 78.320 of the NRS and the Company’s bylaws provide that any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if shareholders holding at least a majority of the voting power sign a written consent approving the action. The written consent of a majority of the voting power of our outstanding shares of common stock is sufficient to approve these matters. We received the written consent of 100 shares of Series B Preferred Stock and 800 shares of Series E Preferred Stock pursuant to the Written Consent, which constitutes approximately 92.5% of our outstanding voting capital entitled to vote on these matters as of the Record Date.

OUTSTANDING VOTING SECURITIES

As of the Record Date, our authorized capitalization consisted of 500,000,000 shares of Common Stock, of which 23,472,565 shares of Common Stock were issued and outstanding, 50,000,000 shares of preferred stock, par value $0.001 per share, of which 23,472,565 are issued and outstanding. Of the Preferred Stock that is outstanding, 100,000 shares have been designated as Series A Preferred Stock, of which 0 shares of Series A Preferred Stock were issued and outstanding, 100 shares has been designated as Series B Preferred Stock, of which 100 shares of Series B Preferred Stock were issued and outstanding, 10,000 shares have been designated as Series C Convertible Preferred Stock, of which 0 shares of Series C Convertible Preferred Stock were issued and outstanding, 230,000 shares has been designated as Series D Preferred Stock, of which 230,000 shares of Series D Preferred Stock were issued and outstanding,1,000 shares have been designated as Series E Convertible Preferred Stock, of which 1,000 shares of Series E Convertible Preferred Stock were issued and outstanding, 1,000 shares has been designated as Series F Preferred Stock, of which 1,000 shares of Series F Preferred Stock were issued and outstanding and 3,000 shares has been designated as Series G Preferred Stock, of which 0 shares of Series G Preferred Stock were issued and outstanding.

Holders of our common stock are entitled to one vote for each share on all matters to be voted on by our shareholders. Holders of our common stock have no cumulative voting rights. They are entitled to share ratably in any dividends that may be declared from time to time by the Board of Directors in its discretion from funds legally available for dividends. Holders of our common stock have no preemptive rights to purchase our common stock.

Series B Convertible Preferred Stock has the right to vote together with the holders of the Common Stock, as a single class, upon all matters submitted to holders of Common Stock for a vote. The shares of Series B Preferred Stock will carry a number of votes equal to 51% (representing majority voting power) of all voting shares of every class, including 51% of all of the issued and outstanding shares of common stock on the date of any shareholder vote, such that the holders of Series B Preferred Stock shall always possess the majority of voting rights, and shall always out vote all holders of Common Stock. Holders of our Series D Preferred Stock and Series F Preferred Stock do not have voting rights. Holders of our Series E Preferred Stock and Series G Preferred Stock vote on an as converted basis.

Name	Proposal No. 1	Class or Series	Number of Votes For
Madison Technologies, Inc.	Approval of Amended Articles of Incorporation to increase the authorized common stock from 500,000,000 to 6,000,000,000.	Common Stock, Series B Convertible Preferred Stock, Series E Convertible Preferred Stock and Series G Convertible Preferred Stock	100 shares of Series B Preferred Stock and 1,000 shares of Series E Preferred Stock

Madison Technologies, Inc.	Approval of Amended Articles of Incorporation to change the name of the Company from “Madison Technologies, Inc.” to “Go.Tv, Inc.”	Common Stock, Series B Convertible Preferred Stock, Series E Convertible Preferred Stock and Series G Convertible Preferred Stock	100 shares of Series B Preferred Stock and 1,000 shares of Series E Preferred Stock

Pursuant to Rule 14c-2 under the Exchange Act, the proposal will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the shareholders. The Company anticipates that the actions contemplated herein will be effected on or about [__], 2021.

BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK

The following table sets forth, as of the Record Date (except as stated otherwise), information regarding beneficial ownership of our capital stock by:

●	each person, or group of affiliated persons, known by us to be the beneficial owner of 5% or more of any class of our voting securities;

●	each of our current directors and nominees;

●	each of our current named executive officers; and

●	all current directors and named executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership means that a person has or shares voting or investment power of a security and includes any securities that person or group has the right to acquire within 60 days after the measurement date. This table is based on information supplied by officers, directors and principal shareholders. Except as otherwise indicated, we believe that each of the beneficial owners of the common stock listed below, based on the information such beneficial owner has given to us, has sole investment and voting power with respect to such beneficial owner’s shares, except where community property laws may apply.

Name and Address of Beneficial Owner	Common Stock Beneficial Ownership	Percent of Class(1)	Series B Convertible Preferred Stock Beneficial Ownership	Percent of Class(2)	Series E Convertible Preferred Stock Beneficial Ownership	Percent of Class(3)
Named Executive Officers and Directors:
Philip A. Falcone(4)	-	-	100	100%	800	80%
Warren Zenna	-	-	-	-	-	-
Jeffrey Canouse	6,177,000	26.3%	-	-	-	-
Henry Turner	-	-	-	-	-	-
All executive officers and directors as a group (four persons)	Richard f-	-	-	-	-	-

Other 5% Shareholders:
FFO I Trust(5)	-	-	100	100%	400	40%
FFO II Trust(6)	-	-	-	0	400	40%
KORR Value, LP(7)	-	-	-	-	200	20%

(1)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise indicated, the address of the beneficial owner is Madison Technologies, Inc., 450 Park Avenue, 30th Floor, New York, NY 10022.

(2)	Series B Convertible Preferred Stock has the right to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. The shares of Series B Preferred Stock will carry a number of votes equal to 51% (representing majority voting power) of all voting shares of every class, including 51% of all of the issued and outstanding shares of common stock on the date of any shareholder vote, such that the holders of Series B Preferred Stock shall always possess the majority of voting rights, and shall always out vote all holders of common stock.

(3)	The 1,000 shares of Series E Convertible Preferred Stock is convertible into a number of shares of common stock equal to 56.38% of our capital stock on a fully diluted basis on the date of conversion (approximately 2,305,000,000 shares of common stock as of the Closing Date), and is entitled to vote on an as converted basis until conversion.

(4)	Includes (i) 100 shares of Series B Preferred Stock held by FFO 1 2021 Irrevocable Trust, (ii) 400 shares of Series E Convertible Preferred Stock held by each of FFO 1 2021 Irrevocable Trust and FFO 2 2021 Irrevocable Trust. Philip A. Falcone, the Chief Executive Officer and a director of the Company, as a trustee of the FFO I Trust, has the sole voting and shared dispositive power over the shares held by the FFO I Trust, and Lisa Falcone, the wife of Mr. Falcone, as the trustee of the FFO II Trust, has shared voting and dispositive power over the shares held by the FFO II Trust.

(5)	Philip A. Falcone, the Chief Executive Officer and a director of the Company, as trustee of the FFO I Trust, has the sole voting and shared dispositive power over the shares held by the FFO I Trust. The address for the FFO I Trust is c/o Harbinger Capital, 430 Park Avenue, 30th Floor, New York, NY 10022.

(6)	Lisa Falcone, the wife of Philip A. Falcone, the Chief Executive Officer and a director of the Company. As the trustee of the FFO II Trust, Lisa Falcone has shared voting and dispositive power over the shares held by the FFO II Trust. The address for each the FFO II Trust is c/o Harbinger Capital, 430 Park Avenue, 30th Floor, New York, NY 10022.

(7)	Kenneth Orr is the president of KORR Value, LP, and in such capacity, may be deemed to have voting and dispositive power with respect to such shares. KORR Value, LP and Mr. Orr disclaim beneficial ownership of such shares, except to the extent of their pecuniary interest therein.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as set forth below, none of our officers, directors or any of their respective affiliates has any interest in any of the matters to be acted upon, as set forth in this Information Statement.

Philip A. Falcone, the Chief Executive Officer and a director of the Company, as a trustee of the FFO I Trust, has the sole voting and shared dispositive power over the shares held by the FFO I Trust, and Lisa Falcone, the wife of Mr. Falcone, as the trustee of the FFO II Trust, has shared voting and dispositive power over the shares held by the FFO II Trust. The FFO I Trust is the holder of 100 shares of Series B Preferred Stock and 400 shares of Series E Convertible Preferred Stock, and the FFO II Trust is the holder of 400 shares of Series E Convertible Preferred Stock. In addition, KORR Value, LP 400 shares of Series E Convertible Preferred Stock. Following approval of the matters to be acted upon, as set forth in this Information Statement, the 1,000 shares of Series E Convertible Preferred Stock owned by the holders of the Series E Convertible Preferred Stock shall be converted into a number of shares of common stock equal to approximately 59.0% of our capital stock on a fully diluted basis on the date of conversion (2,305,000,000 shares of common stock).

PROPOSAL NO. 1

AMENDMENT TO CERTIFICATE OF INCORPORATION

INCREASE IN AUTHORIZED SHARES

Our Board and the holders of a majority of our outstanding capital stock entitled to vote on the Proposal have approved via a written consent, executed on May 17, 2021, Amended and Restated Articles of Incorporation (the “Amended Articles”) to increase the number of authorized shares of our common stock from five hundred million (500,000,000) shares to six billion (6,000,000,000) shares.

A copy of the form of anticipated the Amended Articles is attached hereto as Exhibit A and will not be filed until twenty (20) days from the mailing of our definitive information statement.

Background

On February 16, 2021, we entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Sovryn Holdings, Inc. (“Sovryn”) and the holders (the “Sovryn Shareholders”) of Sovryn’s issued and outstanding shares of common stock, par value $0.0001 per share (“Sovryn Common Shares”), pursuant to which the Shareholders exchanged 100% of the outstanding Sovryn Common Shares for certain consideration, which included 1,000 shares of our series E convertible preferred stock, par value $0.001 per share (“Series E Preferred Stock”). The 1,000 shares of Series E Convertible Preferred Stock is convertible into a number of shares of Common Stock equal to 56.38% of our capital stock on a fully diluted basis on the date of conversion (approximately 2,305,000,000 shares of Common Stock as of the Closing Date), and is entitled to vote on an as converted basis until conversion.

Immediately prior to the closing of the Share Exchange Agreement, we entered into Exchange Agreements (the “Convertible Note Exchange Agreements”) with the holders of our convertible notes with an outstanding principal amount of $764,000 (the “Convertible Notes”). Pursuant to Convertible Note Exchange Agreements, the holders of the Convertible Notes were issued, in exchange for their Convertible Notes, a total of 230,000 shares of our newly-designated Series D Convertible Preferred Stock. Our Series D Convertible Preferred Stock is convertible into common stock at a ratio of 1,000 shares of common stock for each share of preferred stock held. Our Series D Preferred Stock does not have voting rights.

On February 17, 2021, we entered into a securities purchase agreement with funds affiliated with Arena Investors LP (the “Investors”) pursuant to which we pursuant to which we issued convertible notes in an aggregate principal amount of $16.5 million for an aggregate purchase price of $15 million (collectively, the “Notes”). In connection with the issuance of the Notes, we issued to the Investors warrants to purchase an aggregate of 192,073,017 shares of common stock (collectively, the “Warrants”) and 1,000 shares of series F convertible preferred stock (the “Series F Preferred Stock”).

The Notes are convertible at any time, at the holder’s option, into shares of our common stock equal to the lesser of: (i) the amount determined by dividing (A) $50,000,000, by (B) the total number of shares of preferred stock, Common Stock and Common Stock Equivalents outstanding on such Conversion Date (assuming full conversion or exercise of all then issued and outstanding securities of the Company that are exercisable for or convertible into such equity securities of the Company) and (ii) $1.00, subject to adjustment herein (the “Conversion Price”), subject to certain beneficial ownership limitations (with a maximum ownership limit of 9.99%). The conversion price is also subject to adjustment due to certain events, including stock dividends, stock splits and in connection with the issuance by the Company of common stock or common stock equivalents at an effective price per share lower than the conversion price then in effect. Notwithstanding the foregoing, at any time during the continuance of any Event of Default, the Conversion Price in effect shall be equal to 75% of the average VWAP of the Common Stock for the five (5) Trading Days on the Trading Market immediately preceding the date of conversion (the Alternative Conversion Price”); provided, however, that the Alternate Conversion Price may not exceed $0.015 per share, as adjusted pursuant to the terms of the Notes. The conversion price is also subject to adjustment due to certain events, including stock dividends, stock splits and in connection with the issuance by the Company of common stock or common stock equivalents at an effective price per share lower than the conversion price then in effect. The Notes may not be redeemed by the Company.

The Series F Preferred Stock have no voting rights and shall convert into 4.9% of our issued and outstanding shares of common stock on a fully diluted basis upon shareholder approval.

The number of shares of our common stock to be issued upon conversion of the Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Convertible Notes and Warrants, together with the shares currently outstanding, exceeds the number of shares currently authorized under the Articles of Incorporation, as amended, of the Company (the “Articles of Incorporation”). Accordingly, we will file the Amended Articles to increase the authorized number of shares of our common stock from 500,000,000 shares to 6,000,000,000 shares. This action was approved on May 17, 2021 by the Board of Directors of the Company and by the holders of more than a majority of our outstanding voting capital stock, by written consent in lieu of a special meeting in accordance with our Articles of Incorporation and the NRS.

Current Plans, Proposals or Arrangements to Issue Shares of Common Stock

As of the Record Date, the Company had:

●	230,000 shares of Series D Preferred Stock, which are convertible into and aggregate of 230,000,000 shares of common stock;
●	1,000 shares of Series E Preferred Stock, which are convertible into and aggregate of 2,305,000,000 shares of common stock;

●	$16.5 million in outstanding Notes, which are convertible into and aggregate of 971,889,468 shares of common stock;
●	1,000 shares of Series F Preferred Stock, which are convertible into and aggregate of 192,073,017 shares of common stock; and
●	Warrants to purchase an aggregate of 192,073,017 shares of Common Stock.

Following approval of the matters to be acted upon, all shares of Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock shall automatically convert into shares of common stock of the Company. In addition, the Notes shall be convertible into shares of our common stock, and the Warrants shall be exercisable for shares of our common stock, subject to contractual restrictions that limit the ability of the holders of the Notes and Warrants to convert the Notes and exercise the Warrants such that the number of shares of the Company common stock held by each of them and their affiliates after such conversion or exercise does not exceed 9.99% of the Company’s then issued and outstanding shares of common stock.

Other than as set forth above, the Company has no current plans, proposals or arrangements, written or oral, to issue any of the additional authorized shares of common stock that would become available as a result of the Amended Articles.

In addition, following the effectiveness of the Amended Articles, the Company may explore additional financing opportunities or strategic transactions that would require the issuance of additional shares of common stock, but no such plans are currently in existence and the Company has not begun any negotiations with any party related thereto.

ADVANTAGES AND DISADVANTAGES OF INCREASING AUTHORIZED COMMON STOCK

There are certain advantages and disadvantages of increasing the Company’s authorized common stock.

The advantages include:

●	The ability to issue shares of the Company’s common stock in exchange for the Company’s outstanding convertible promissory notes.

●	The ability to raise capital by issuing capital stock under future financing transactions, if any.

●	To have shares of common stock available to pursue business expansion opportunities, if any.

The disadvantages include:

●	In the event that additional shares of common stock are issued, dilution to the existing shareholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.

●	The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the desires of the Company’s Board, at that time. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

AUTHORIZED SHARES

As of the Record Date, our authorized capitalization consisted of 500,000,000 shares of Common Stock, of which 23,472,565 shares of Common Stock were issued and outstanding, 50,000,000 shares of preferred stock, par value $0.001 per share, of which 23,472,565 are issued and outstanding. Of the Preferred Stock that is outstanding, 100,000 shares have been designated as Series A Preferred Stock, of which 0 shares of Series A Preferred Stock were issued and outstanding, 100 shares has been designated as Series B Preferred Stock, of which 100 shares of Series B Preferred Stock were issued and outstanding, 10,000 shares have been designated as Series C Convertible Preferred Stock, of which 0 shares of Series C Convertible Preferred Stock were issued and outstanding, 230,000 shares has been designated as Series D Preferred Stock, of which 230,000 shares of Series D Preferred Stock were issued and outstanding,1,000 shares have been designated as Series E Convertible Preferred Stock, of which 1,000 shares of Series E Convertible Preferred Stock were issued and outstanding, 1,000 shares has been designated as Series F Preferred Stock, of which 1,000 shares of Series F Preferred Stock were issued and outstanding and 3,000 shares has been designated as Series G Preferred Stock, of which 0 shares of Series G Preferred Stock were issued and outstanding.

Additionally, as of the Record Date, the Company had: (i) $16.5 million in outstanding Notes, which are convertible into and aggregate of 971,889,468 shares of common stock, and (ii) Warrants to purchase an aggregate of 192,073,017 shares of Common Stock.

Following the increase in authorized shares as contemplated in the Amended Articles, 6,000,000,000 shares of common stock will be authorized, and 50,000,000 shares of Preferred Stock will be authorized. There will be no changes to the issued and outstanding shares common stock or preferred stock. If we issue additional shares, the ownership interest of holders of our capital stock will be diluted.

NO APPRAISAL RIGHTS

Under the NRS, our shareholders are not entitled to appraisal rights with respect to an increase of our authorized shares, and we will not independently provide shareholders with any such right.

PROPOSAL NO. 2

AMENDMENT TO CERTIFICATE OF INCORPORATION

CHANGE OF NAME

Our Board and the holders of a majority of our outstanding capital stock entitled to vote on the Proposal have approved via a written consent, executed on May 17, 2021, Amended and Restated Articles of Incorporation (the “Amended Articles”) to change the name of the Company from “Madison Technologies, Inc.” to “Go..Tv, Inc., Inc.”

Effects of the Amendment

The Company’s name will change from “Madison Technologies, Inc.” to “Go.Tv, Inc.”

A copy of the form of anticipated the Amended Articles is attached hereto as Exhibit B and will not be filed until twenty (20) days from the mailing of our definitive information statement.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements as such term is defined by the U.S. Securities and Exchange Commission in its rules, regulations and releases, which represent our expectations or beliefs, including but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and other of our filings with the Securities and Exchange Commission.

By Order of the Board of Directors
[__], 2021

Philip A. Falcone
Chief Executive Officer

EXHIBIT A

[NEVADA A&R ARTICLES OF INCORPORATION]

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: Madison Technologies, Inc. Entity or Nevada Business Identification Number (NVID): NV19981253355
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ______
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: ______ Jurisdiction of formation: ______ Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) ______ * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

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Revised: 1/1/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) Article Fourth is hereby amended and restated as set forth in Exhibit A. (attach additional page(s) if necessary)
6. Signature: (Required)	X ______________________________ Chief Executive Officer Signature of Officer or Authorized Signer Title X ______________________________ Signature of Officer or Authorized Signer Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

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Revised: 1/1/2019

EXHIBIT B

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☒ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) First: The name of the Corporation is Go.Tv, Inc. (attach additional page(s) if necessary)
6. Signature: (Required)	X ______________________ Chief Executive Officer Signature of Officer or Authorized Signer Title X ______________________ Signature of Officer or Authorized Signer Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 1/1/2019